September 30, 1999



             [GRAPHIC OMITTED]    BT Mutual Funds








Intermediate
       Tax Free Fund
       Annual Report














         TRUST: BT INVESTMENT FUNDS
         INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
Intermediate Tax Free Fund

Table of Contents
--------------------------------------------------------------------------------

              Letter to  Shareholders ........................... 3


              Intermediate Tax Free Fund
                 Statement of Assets and Liabilities ............ 5
                 Statement of Operations ........................ 5
                 Statements of Changes in Net Assets ............ 6
                 Financial Highlights ........................... 6
                 Notes to Financial Statements .................. 7
                 Report of Independent Accountants .............. 8
                 Tax Information ................................ 8

              Intermediate Tax Free Portfolio
                 Schedule of Portfolio Investments .............. 9
                 Statement of Assets and Liabilities ............11
                 Statement of Operations ........................11
                 Statements of Changes in Net Assets ............12
                 Financial Highlights ...........................12
                 Notes to Financial Statements ..................13
                 Report of Independent Accountants ..............14

              Proxy Results .....................................15

                              --------------------

The Fund is not insured by the FDICand is not a deposit obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.

                              --------------------

--------------------------------------------------------------------------------
Intermediate Tax Free Fund

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the Intermediate Tax Free Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
Interest rates rose dramatically over the annual period, as investors shifted their attention from overseas crises to fundamentals of an ongoing strong U.S. economy.
o In the fall of 1998, interest rates were artificially low, as turbulent Asian and other world economies generated a flight to quality into U.S. Treasuries.
o The Federal Reserve Board officially lowered the fed funds rate by 0.25% each on September 29, October 15, and November 17, 1998.
o The U.S. economy remained vibrant with GDP growth in excess of 2.5%-3% throughout the twelve months, and, except for certain commodities such as oil and gold, inflation overall remained benign. In fact, the core Consumer Price Index increased only 1.9% on an annual basis through the end of August 1999, the lowest twelve month rate of change in 33 years.
o Even with the strong economy/low inflation scenario, the Federal Reserve Board chose to focus on strong retail sales and a robust labor market as potential catalysts for future inflation and subsequently raised the fed funds rate by 0.25% on June 30th and again on August 24th.

Municipal bonds were less volatile than other fixed income sectors primarily because they are less impacted by international turmoil.
o Municipal bond yields did not fall as much as Treasuries in the fourth calendar quarter of 1998, nor did they rise as much as Treasuries in the first three calendar quarters of 1999.
o Specifically, yields on intermediate Treasuries rose by approximately 1.50% over the twelve months ended September 30, 1999. In contrast, intermediate tax free bond yields moved within a narrower band, increasing by approximately 0.80% over the annual period.
o With limited overseas exposure and dramatically less supply than other fixed income sectors, credit quality spreads of municipal bonds did not widen as they did within the corporate and mortgage-backed sectors.

Rising interest rates meant lower municipal security supply, but a healthy economy led to an improved credit quality picture and historically attractive yield levels.
o For the first nine months of 1999, overall supply of municipal bonds was down approximately 20% over the same nine month period one year ago. The volume of refinancing of outstanding bonds was reduced notably, while issuance for new capital projects was virtually flat.
o The ratio of credit quality upgrades to downgrades within the municipal bond sector was approximately 7:1.
o Yields on intermediate tax free bonds at the end of the fiscal period were approximately 82.3% of the yields of same-duration U.S. Treasuries. On a taxable equivalent basis, this made municipal bond yields particularly attractive for investment.

INVESTMENT REVIEW
The Fund slightly underperformed its category average and its benchmark for the twelve months ended September 30, 1999. This can be attributed to two primary factors. First--our more conservative credit posture. Such a posture means the Fund does not benefit from narrow credit spreads, as seen in the municipal bond market during this period. Still, it is important to reiterate that the Fund's prospectus mandates higher credit quality standards than held by the benchmark, and we continue to believe that this is the more prudent strategy over the long term. Confirmation of this strategy came when the Fund's average credit quality improved over the annual period, being upgraded from Aa2 on March 31, 1999 to Aa1 as of September 30, 1999, as rated by Moody's.

The second factor impacting performance was yield curve positioning. Even within the Fund's primarily neutral duration positioning, the portfolio was somewhat overweighted in bonds with 10 to 15 year maturities. Yields at this portion of the yield curve rose more than at the 5 to 10 year portion of the curve, as the yield curve steepened on concerns, however unrealized, about rekindled inflation.

Overall, the Fund's duration positioning had a positive impact on Fund performance. For most of the fiscal year, we maintained a slightly short to neutral Index duration. By doing so as interest rates moved up, we were able to take advantage of the available higher rates. Then, in early September, we moved to a shorter duration position in anticipation of further Federal Reserve Board action. As the market reacted to ongoing economic strength and inflation barometers heating up following the Fed's tightening in late August, this shorter positioning strategy proved to be the right one. On September 30, the Fund's duration stood at 4.8 years and its average maturity at 6.4 years.



-------------------------------------------------------------------------------------------------------------------
 Periods ended September 30, 1999             Cumulative Total Returns           Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------------
                                     Past 1   Past 3    Past 5    Since      Past 1    Past 3   Past 5     Since
                                      year     years     years   inception    year      years    years   inception
-------------------------------------------------------------------------------------------------------------------
 Intermediate Tax Free Fund/1
   (inception 7/20/92)                 (1.21)%  14.31%    29.92%   41.05%     (1.21)%    4.56%     5.37%     4.90%
-------------------------------------------------------------------------------------------------------------------
 Lehman 7 Year Government
  Obligations Index/2                   0.56%   17.38%    35.75%   48.97%      0.56%     5.49%     6.30%     5.72%
-------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate
  Municipal Debt Average/3             (0.76)%  14.18%    30.23%   42.72%    (0.76)%     4.52%     5.42%    5.08%
-------------------------------------------------------------------------------------------------------------------

-------------

1/ Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
2/ Indices are unmanaged, and investments cannot be made in an index. The index represents government obligation securities with maturities of 7 to 8 years. 3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
Intermediate Tax Free Fund

Letter to Shareholders
--------------------------------------------------------------------------------



                    Diversification of Portfolio Investments

                       By Sector as of September 30, 1999
                     (percentages are based on market value)

Building 3%                                                      University  17%

Turnpike/Highway 12%


                                                       Property & Development 1%

Environment 7%                                                      Sales Tax 7%
                           [GRAPHIC OMITTED]
                                                                    Refunding 3%

                                                              Transportation 11%
General
Obligations 27%
                                                                Miscellaneous 7%

Electric 2%                                                             Lease 3%



The Fund was able to find opportunities in both sector and specific issue selection to take advantage of market aberrations. For example:
o We bought some Florida securities during the second half of the fiscal year, taking advantage of supply/demand imbalances there.
o After benefiting from our overweighting in the high tax state of California during the first half of the fiscal year, we reduced our holdings in this state during the second half, as volume declined, quality spreads narrowed, and yields became comparatively less attractive.
o We remained overweight in issues exempt from taxes in New York throughout the annual period, though we did reduce our holdings a bit in the second half.
o Having sold some Connecticut and Massachusetts portfolio holdings in the first half, more attractive yields among available supply led us to buy issues in both of these states during the second half.

Reflecting our ongoing defensive posture in light of interest rates in general, the Fund ended the annual period with almost 20% of its assets in cash, as compared to approximately 9% at the end of September 1998 and 15% at the end of March 1999.

MANAGER OUTLOOK
Looking ahead, we are cautious within our near-term outlook for the municipal bond market and more positive within our longer-term outlook. The reason--we anticipate that the Federal Reserve Board, having adopted a "tightening bias" on October 5, will remain vigilant on the inflation front. We believe the Fed may tighten monetary policy once more, probably in November 1999, and that interest rates will likely drift higher before year end. For the near term, should interest rates in fact move higher, we will extend the Fund's duration to lock in yields. However, we believe that early in the year 2000, the rate of U.S. economic growth may slow enough for interest rates to reverse course and begin drifting downward.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek to produce a yield greater than a tax free money market fund with lower risk to principal than a longer term or lower credit quality tax free bond fund.


                                /s/ Gary Pollack

                                  Gary Pollack
                            Portfolio Manager of the
                         Intermediate Tax Free Portfolio
                               September 30, 1999



--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in Value
of a $10,000 Investment in the
Intermediate Tax Free Fund and
the Lehman 7-Year G.O. Bond
Index since July 31, 1992.

  Total Return for the Year
  Ended September 30, 1999

One Year    Five Year   Since 7/20/921
 (1.21)%      5.37%/2      4.90%/2

1/ The Fund's inception date.
2/ Annualized.

Investment return and principal
value will fluctuate so that shares,
when redeemed, may be worth
more or less than their original cost.

                               [GRAPHIC OMITTED]

Intermediate Tax Free Fund - $14,105    Lehman 7-Year G.O. Bond Index - $14,897
Jul-92  10000                           Jul-92     10000
Sep-92  9937                            Sep-92     9972
Mar-93  10377                           Mar-93     10463
Sep-93  10960                           Sep-93     11076
Mar-94  10667                           Mar-94     10741
Sep-94  10787                           Sep-94     10973
Mar-95  11255                           Mar-95     11452
Sep-95  11779                           Sep-95     12147
Mar-96  12018                           Mar-96     12419
Sep-96  12261                           Sep-96     12691
Mar-97  12499                           Mar-97     12997
Sep-97  13172                           Sep-97     13715
Mar-98  13658                           Mar-98     14176
Sep-98  14278                           Sep-98     14816
Mar-99  14403                           Mar-99     15024
Sep-99  14105                           Sep-99     14897




Past performance is not indicative of future performance. Performance figures assume the reinvestment of dividends and capital gain distributions.

--------------------------------------------------------------------------------
Intermediate Tax Free Fund

Statement of Assets and Liabilities September 30, 1999
--------------------------------------------------------------------------------

Assets
   Investment in Intermediate Tax Free Portfolio, at Value .........................   $ 20,033,813
   Prepaid Expenses and Other ......................................................         18,203
   Due from Bankers Trust ..........................................................          3,015
                                                                                       ------------
Total Assets .......................................................................     20,055,031
                                                                                       ------------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed ..............................          8,000
   Distributions Payable ...........................................................         66,710
   Accrued Expenses and Other ......................................................         20,735
                                                                                       ------------
Total Liabilities ..................................................................         95,445
                                                                                       ------------
Net Assets .........................................................................   $ 19,959,586
                                                                                       ============
Composition of Net Assets
   Paid-in Capital .................................................................   $ 19,825,247
   Accumulated Net Realized Gain from Investment Transactions ......................         40,180
   Net Unrealized Appreciation on Investments ......................................         94,159
                                                                                       ------------
Net Assets .........................................................................   $ 19,959,586
                                                                                       ============
Net Asset Value, Offering and Redemption Price Per Share
   (net assets divided by shares outstanding) ......................................   $      10.40
                                                                                       ============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of
  beneficial interest authorized) ..................................................      1,918,464
                                                                                       ============

--------------------------------------------------------------------------------

Statement of Operations For the year ended September 30, 1999
--------------------------------------------------------------------------------

Investment Income
   Income Allocated from Intermediate Tax Free Portfolio, net ......................   $    908,809
                                                                                       ------------
Expenses
   Administration and Services Fees ................................................         85,829
   Professional Fees ...............................................................         29,608
   Printing and Shareholder Reports ................................................         23,888
   Trustees Fees ...................................................................          6,089
   Registration Fees ...............................................................          5,687
   Miscellaneous ...................................................................          9,601
                                                                                       ------------
   Total Expenses ..................................................................        160,702
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ...........................        (74,873)
                                                                                       ------------
      Net Expenses .................................................................         85,829
                                                                                       ------------
Net Investment Income ..............................................................        822,980
                                                                                       ------------
Realized and Unrealized Gain (Loss) on Investment
   Net Realized Gain from Investment Transactions ..................................         49,667
   Net Change in Unrealized Appreciation/Depreciation on Investment ................     (1,154,450)
                                                                                       ------------
Net Realized and Unrealized Loss on Investment .....................................     (1,104,783)
                                                                                       ------------
Net Decrease in Net Assets from Operations .........................................   $   (281,803)
                                                                                       ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Intermediate Tax Free Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         For the             For the
                                                                       year ended           year ended
                                                                    September 30, 1999   September 30, 1998
                                                                    ------------------   -------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income ..........................................   $    822,980          $    851,783
   Net Realized Gain from Investment Transactions .................         49,667               144,761
   Net Change in Unrealized Appreciation/Depreciation on Investment     (1,154,450)              630,290
                                                                      ------------          ------------
Net Increase (Decrease) in Net Assets from Operations .............       (281,803)            1,626,834
                                                                      ------------          ------------
Distributions to Shareholders
   Net Investment Income ..........................................       (822,980)             (851,783)
   Net Realized Gain from Investment Transactions .................       (153,783)              (25,237)
                                                                      ------------          ------------
Total Distributions to Shareholders ...............................       (976,763)             (877,020)
                                                                      ------------          ------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares ..................................      5,657,450            10,929,947
   Dividend Reinvestments .........................................        390,166               452,871
   Cost of Shares Redeemed ........................................     (8,901,450)           (6,793,047)
                                                                      ------------          ------------
Net Increase (Decrease) from Capital Transactions in
  Shares of Beneficial Interest ...................................     (2,853,834)            4,589,771
                                                                      ------------          ------------
Total Increase (Decrease) in Net Assets ...........................     (4,112,400)            5,339,585
                                                                      ------------          ------------
Net Assets
Beginning of year .................................................     24,071,986            18,732,401
                                                                      ------------          ------------
End of year .......................................................   $ 19,959,586          $ 24,071,986
                                                                      ============          ============

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Intermediate Tax Free Fund.

                                                      For the years ended          For the period     For the
                                                         September 30,           January 1, 1996 to  year ended
                                                 ------------------------------     September 30,   December 31,
                                                  1999         1998       1997          1996/2          1995
                                                 ------        -----      -----         -----           -----
Per Share Operating Performance:
Net Asset Value, Beginning of Period ..........  $11.02       $10.65      $10.34       $10.56         $ 9.72
                                                 ------       ------      ------       ------         ------
Income fromInvestment Operations
   Net Investment Income ......................    0.41         0.42        0.44         0.33           0.47
   Net Realized and Unrealized Gain (Loss)
   on Investments .............................   (0.53)        0.38        0.31        (0.22)          0.84
                                                 ------       ------      ------       ------         ------
Total from Investment Operations ..............   (0.12)        0.80        0.75         0.11           1.31
                                                 ------       ------      ------       ------         ------
Distributions to Shareholders
   Net Investment Income ......................   (0.41)       (0.42)      (0.44)       (0.33)         (0.47)
   Net Realized Gains .........................   (0.09)       (0.01)         --           --             --
                                                 ------       ------      ------       ------         ------
Total Distributions ...........................   (0.50)       (0.43)      (0.44)       (0.33)         (0.47)
                                                 ------       ------      ------       ------         ------
Net Asset Value, End of Period ................  $10.40       $11.02      $10.65       $10.34         $10.56
                                                 ======       ======      ======       ======         ======
Total Investment Return .......................   (1.21)%       7.71%       7.43%        4.09%         13.71%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) ... $19,960      $24,072     $18,732      $22,008        $22,213
   Ratios to Average Net Assets:
      Net Investment Income ...................    3.83%        3.91%       4.23%        4.25%/1        4.58%
      Expenses, Including Expenses of the
        Intermediate Tax Free Portfolio .......    0.85%        0.85%       0.85%        0.85%/1        0.85%
      Decrease Reflected in Above Expense
        Ratio Due to Fees Waived/Expenses
        Reimbursed  by Bankers Trust ..........    0.56%        0.37%       0.30%        0.38%/1        0.28%

------------
1/ Annualized.
2/ The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Intermediate Tax Free Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Intermediate Tax Free Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on July 20, 1992. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Intermediate Tax Free Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate Fund's interest in the net assets of the Portfolio. At September 30, 1999, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Investment Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

C. Investment Income
The Fund earns income, net of expenses, on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions
It is the Fund's policy to declare dividends daily and distribute them monthly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they exceed capital loss carryforwards.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore no federal income tax provision is required.

F. Other
The Trust accounts separately for the assets, liabilities, and operations of each fund. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to all of the Trust's funds are allocated among them. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .40% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .40% of the average daily net assets of the Fund, excluding expenses of the Portfolio and .85% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Shares of Beneficial Interest
At September 30, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                            For the                 For the
                          year ended               year ended
                      September 30, 1999        September 30, 1998
                      ------------------        ------------------
                      Shares       Amount        Shares     Amount
                    --------     --------      --------    --------
Sold                 521,268    $5,657,450    1,014,118  $10,929,947
Reinvested            36,150       390,166       41,978      452,871
Redeemed            (823,289)   (8,901,450)    (630,927)  (6,793,047)
                    --------    ----------     --------  -----------
Net Increase
(Decrease)          (265,871)  $(2,853,834)     425,169   $4,589,771
                    ========   ===========      =======   ==========


Note 4--Fund Merger
On September 8, 1999, the Board of Trustees voted to recommend the reorganization of the Fund into the Morgan Grenfell Municipal Bond Fund. The Board has determined that this proposal is in the best interests of shareholders. The merger requires the approval of the Fund's shareholders.

--------------------------------------------------------------------------------
Intermediate Tax Free Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of BT Investment Funds and
Shareholders of Intermediate Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Intermediate Tax Free Fund (one of the funds comprising BT Investment Funds, hereafter referred to as the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Baltimore, Maryland
November 16, 1999


--------------------------------------------------------------------------------

Tax Information (Unaudited For the Year Ended September 30, 1999)
--------------------------------------------------------------------------------

The Fund paid long term capital gains during the year ended September 30, 1999 in the amount of $63,998. All long term capital gain distributions are taxed at the 20% capital gains rate. In addition, the fund's ordinary distributions were 100% tax exempt for federal income tax purposes.

--------------------------------------------------------------------------------
Intermediate Tax Free Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------


Principal
 Amount          Description                                       Value
 ------          -----------                                       -----

           Long-Term Municipal Bonds - 78.7%
           Arizona - 2.3%
$ 440,000  Arizona State, Transportation Board Excise
             Tax, 5.60%, 7/1/03 ............................... $   457,820
                                                                -----------
           Connecticut - 7.9%
  500,000  Connecticut State, Resource Recovery,
             5.00%, 1/1/07 ....................................     502,225
  500,000  Connecticut State, Series A, 6.25%,
             5/15/06 ..........................................     544,095
  500,000  Connecticut State, Special Tax
             Obligations, 5.90%, 9/1/05 .......................     532,930
                                                                -----------
                                                                  1,579,250
                                                                -----------
           Delaware - 2.7%
  520,000  Delaware Transportation Authority,
             6.10%, 7/1/02 ....................................     544,112
                                                                -----------
           Florida - 8.1%
  575,000  Boca Plaza Association, Florida Revenue,
             (LOC: Credit Suisse First Boston),
             4.65%, 2/1/04 ....................................     568,595
   50,000  Dade County, Florida, Aviation Authority,
             5.40%, 10/1/07 ...................................      52,058
1,000,000  Jacksonville, Florida, Health Facility
             Authority, 5.00%, 8/15/08 ........................   1,000,300
                                                                -----------
                                                                  1,620,953
                                                                -----------
           Illinois - 7.2%
  440,000  Chicago, Illinois, G.O., (FGIC Insured),
             5.00%, 1/1/07 ....................................     442,759
1,000,000  Chicago, Illinois, Sales Tax Revenue,
             5.00%, 1/1/09 ....................................     994,440
                                                                -----------
                                                                  1,437,199
                                                                -----------
           Indiana - 4.1%
300,000    Indiana University Revenue, 6.60%,
             8/1/01 ...........................................     312,009
  500,000  Purdue University of Indiana, University
             Revenue, Series N, 5.50%,
             7/1/12 ...........................................     508,445
                                                                -----------
                                                                    820,454
                                                                -----------
           Maine - 2.6%
  500,000  Maine Municipal Bond Bank, Series B,
             (MBIA Insured), 5.37% 11/1/05 ....................     519,405
                                                                -----------
           Michigan - 3.7%
  500,000  Michigan State, Building Authority,
             (AMBAC Insured), 6.00%
             10/1/02 ..........................................     523,920
  200,000  Michigan State, Housing Development
             Authority, 6.30% 12/1/03 .........................     207,838
                                                                -----------
                                                                    731,758
                                                                -----------
           Massachusetts - 4.6%
1,000,000  Massachusetts State, Series B, 5.00%
             5/1/17 ...........................................     919,200
                                                                -----------
           Nebraska - 1.6%
  300,000  Nebraska Public Power District Revenue,
             5.70% 1/1/05 .....................................     317,403
                                                                -----------

Principal
 Amount          Description                                       Value
 ------          -----------                                       -----

           Nevada - 2.6%
$ 500,000  Clark County, Nevada Highway
             Improvement Revenue, (AMBAC
             Insured), 5.70% 7/1/03 ........................... $   522,135
                                                                -----------
           New York - 17.4%
  700,000  New York City, New York, G.O.,
             Series E, 6.00% 8/1/07 ...........................     750,260
  500,000  New York State, Dormitory Authority
             Revenue, Consolidated City
             University System, (FGIC Insured),
             5.75% 7/1/13 .....................................     520,985
  500,000  New York State, Dormitory Authority
             Revenue, New York University,
             (MBIA Insured), 6.00% 7/1/06 .....................     536,745
  300,000  New York State, Dormitory Authority
             Revenue, State University
             Educational Facility, (AMBAC
             Insured), 5.00% 5/15/10 ..........................     292,623
  500,000  New York State, Environment
             Facilities Corporation, 5.75%
             6/15/10 ..........................................     525,885
  500,000  New York State, Local Government
             Assistance Corporation, Series E,
             5.25% 4/1/16 .....................................     482,090
  400,000  New York State, Thruway Authority
             Revenue, Series E, 5.00% 1/1/16 ..................     370,348
                                                                -----------
                                                                  3,478,936
                                                                -----------
           North Carolina - 3.3%
  650,000  North Carolina State, 5.10%
              6/1/07 ..........................................     664,229
                                                                -----------
           Tennessee - 2.2%
           Shelby County, Tennessee, Public
             Improvement, Series B,
   10,000    5.25% 11/1/06 ....................................      10,307
  405,000    5.50% 8/1/07 .....................................     422,366
                                                                -----------
                                                                    432,673
                                                                -----------
           Texas - 5.3%
  500,000  Texas State, Series A, 6.00%
             10/1/06 ..........................................     537,635
  500,000  University of Texas, Series A,
             6.50% 8/15/01 ....................................     521,095
                                                                -----------
                                                                  1,058,730
                                                                -----------
           Virginia - 2.1%
  400,000  Arlington County, Virginia, 5.50%
             8/1/05 ...........................................     419,992
                                                                -----------
           Wisconsin - 1.0%
  200,000  Wisconsin State Transportation,
             6.00% 7/1/00 .....................................     203,348
                                                                -----------
Total Long-Term Municipal Bonds
(Cost $15,633,439) ............................................  15,727,597
                                                                -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Intermediate Tax Free Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

Principal
 Amount          Description                                       Value
 ------          -----------                                       -----

           Floating Rate Demand Notes - 16.0%
           Florida - 4.0%
$ 800,000  Pinellas County, Florida, Health Facility
             Authority Revenue, Pooled Hospital
             Loan Program, (LOC: Chase
             Manhattan Bank), 3.80% 12/1/15 ................... $   800,000
                                                                -----------
           Mississippi - 0.5%
  100,000  Perry County, Mississippi, Leaf River
             State Project, (LOC: Wachovia
             Bank), 3.75% 3/1/02 ..............................     100,000
                                                                -----------
           New York - 4.5%
  200,000  New York City, New York, Sub Series A-4,
             (LOC: Chase Manhattan Bank),
             3.80% 8/1/21 .....................................     200,000
  100,000  New York City, New York, Sub Series
             A-10, (LOC: Morgan Guaranty
             Trust), 3.95% 8/1/16 .............................     100,000
  100,000  New York City, New York, Sub Series
             A-10, (LOC: Morgan Guaranty
             Trust), 3.95% 8/1/17 .............................     100,000
  100,000  New York, New York, G.O., Series B,
             (FGIC Insured), 3.95% 10/1/20 ....................     100,000
  400,000  New York State, Energy Research and
             Development Authority, Pollution
             Control Revenue, (LOC: Toronto
             Dominion Bank), 4.20% 7/1/15 .....................     400,000
                                                                -----------
                                                                    900,000
Principal
 Amount          Description                                       Value
 ------          -----------                                       -----
                                                                -----------
           Wyoming - 7.0%
$ 300,000  Lincoln County, Wyoming, Pollution
             Control Revenue, (Exxon Project-A),
             3.75% 11/1/14 .................................... $   300,000
  800,000  Lincoln County, Wyoming, Pollution
             Control Revenue, (Exxon Project-B),
             3.75% 11/1/14 ....................................     800,000
  300,000  Uinta County, Wyoming, Pollution
             Control Revenue, (Chevron U.S.A.),
             3.75% 12/1/22 ....................................     300,000
                                                                -----------
                                                                  1,400,000
                                                                -----------
Total Floating Rate Demand Notes
 (Cost $3,200,000) ............................................   3,200,000
                                                                -----------

Total Investments (Cost $18,833,439)* .......  94.7%             18,927,597
Other Assets in Excess of Liabilities .......   5.3%              1,059,439
                                              -----             -----------
Net Assets .................................. 100.0%            $19,987,036
                                              =====             ===========

The following abbreviations are used in portfolio descriptions:
AMBAC   --  American Municipal Bond Assurance Corporation
FGIC    --  Financial Guaranty Insurance Corporation
G.O.    --  General Obligation
LOC     --  Line of Credit
MBIA    --  Municipal Bond Investors Assurance

-------------
*Tax Cost of Investments.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Intermediate Tax Free Portfolio

Statement of Assets and Liabilities  September 30, 1999
--------------------------------------------------------------------------------

Assets
   Investments at Value (Cost $18,833,439) ..................        $18,927,597
   Cash .....................................................             16,720
   Receivable for Securities Sold ...........................            880,257
   Due From Bankers Trust ...................................              6,100
   Interest Receivable ......................................            237,326
                                                                     -----------
Total Assets ................................................         20,068,000
                                                                     -----------
Liabilities
   Accrued Expenses and Other ...............................             34,033
                                                                     -----------
Total Liabilities ...........................................             34,033
                                                                     -----------
Net Assets ..................................................        $20,033,967
                                                                     ===========
Composition of Net Assets
   Paid-in Capital ..........................................        $19,939,809
   Net Unrealized Appreciation on Investments ...............             94,158
                                                                     -----------
Net Assets ..................................................        $20,033,967
                                                                     ===========

--------------------------------------------------------------------------------

Statement of Operations For the year ended September 30, 1999
--------------------------------------------------------------------------------

Investment Income
   Interest Income .................................................   $ 1,005,485
                                                                       -----------
Expenses
   Advisory Fees ...................................................        85,929
   Professional Fees ...............................................        37,949
   Administration and Services Fees ................................        10,741
   Trustees Fees ...................................................         4,997
   Miscellaneous ...................................................         1,643
                                                                       -----------
   Total Expenses ..................................................       141,259
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ...........       (44,590)
                                                                       -----------
      Net Expenses .................................................        96,669
                                                                       -----------
Net Investment Income ..............................................       908,816
                                                                       -----------
Realized and Unrealized Gain (Loss) on Investments
   Net Realized Gain from Investment Transactions ..................        49,666
   Net Change in Unrealized Appreciation/Depreciation on Investments    (1,154,872)
                                                                       -----------
Net Realized and Unrealized Loss on Investments ....................    (1,105,206)
                                                                       -----------
Net Decrease in Net Assets from Operations .........................   $  (196,390)
                                                                       ===========






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Intermediate Tax Free Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         For the             For the
                                                                       year ended           year ended
                                                                    September 30, 1999   September 30, 1998
                                                                    ------------------   ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income ...........................................   $    908,816          $    938,751
   Net Realized Gain from Investment Transactions ..................         49,666               144,762
   Net Change in Unrealized Appreciation/Depreciation on Investments     (1,154,872)              630,294
                                                                       ------------          ------------
Net Increase (Decrease) in Net Assets from Operations ..............       (196,390)            1,713,807
                                                                       ------------          ------------
Capital Transactions
   Proceeds from Capital Invested ..................................      6,084,725            11,556,348
   Value of Capital Withdrawn ......................................     (9,766,076)           (7,741,467)
                                                                       ------------          ------------
Net Increase (Decrease) in Net Assets from Capital Transactions ....     (3,681,351)            3,814,881
                                                                       ------------          ------------
Total Increase (Decrease) in Net Assets ............................     (3,877,741)            5,528,688
Net Assets
Beginning of year ..................................................     23,911,708            18,383,020
                                                                       ------------          ------------
End of year ........................................................   $ 20,033,967          $ 23,911,708
                                                                       ============          ============

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------


Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Intermediate Tax Free Portfolio.


                                                     For the years ended        For the period         For the
                                                        September 30,          January 1, 1996 to     year ended
                                                ---------------------------      September 30,       December 31,
                                                1999        1998       1997          1996/2              1995
                                                ----        ----       ----          ------              ----
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) .. $20,034     $23,912   $18,383        $22,019            $22,253
   Ratios to Average Net Assets:
      Net Investment Income ..................    4.22%       4.30%     4.62%          4.64%/1            4.97%
      Expenses ...............................    0.45%       0.45%     0.45%          0.45%/1            0.45%
      Decrease Reflected in Above Expense
        Ratio Due to Fees Waived/Expenses
        Reimbursed by Bankers Trust ..........    0.21%       0.16%     0.11%          0.14%1             0.08%
   Portfolio Turnover Rate ...................      74%         64%      171%           130%                95%

-----------
1/ Annualized.
2/ The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Intermediate Tax Free Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
The Intermediate Tax Free Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and began operations on July 20, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments are carried at fair market value as determined by an independent pricing service at the end of each business day. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. Securities for which quotations are not available are stated at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Investment Income
Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Federal Income Taxes
The portfolio is considered to be a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .05% of the Portfolio's average daily net assets.

The Portfolio has entered into an agreement with Bankers Trust. Under this Advisory Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of .40% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio to the extent necessary, to limit all expenses to .45% of the average daily net assets of the Portfolio.

At September 30, 1999, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $100,000,000, which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. On October 8, 1999, the revolving credit facility was increased to $150,000,000. No amounts were drawn down or outstanding under the credit facility for the year ended September 30, 1999.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1999 were $13,481,504 and $18,211,982, respectively.

The aggregate gross unrealized appreciation for all investments was $306,314, and the aggregate gross unrealized depreciation for all investments was $212,156.

Note 4--Fund Merger

On September 8, 1999, the Board of Trustees voted to recommend the reorganization of the Portfolio into the Morgan Grenfell Municipal Bond Fund. The Board has determined that this proposal is in the best interests of shareholders. The merger requires the approval of the Fund's shareholders.

--------------------------------------------------------------------------------
Intermediate Tax Free Portfolio

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of
Intermediate Tax Free Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Intermediate Tax Free Portfolio (hereafter referred to as the "Portfolio") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Baltimore, Maryland
November 16, 1999

--------------------------------------------------------------------------------
Intermediate Tax Free Fund

Proxy Results (unaudited)
--------------------------------------------------------------------------------

For the year ended September 30, 1999, the Bankers Trust Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:


1.  To elect the Bankers Trust Funds Board of Trustees.

                                     Shares             Shares Voted
                                      Voted               Withheld
                                       For                Authority
                                    --------              ---------
    Messr Biggar                    1,054,103              12,786
    Messr Dill                      1,054,103              12,786
    Messr Hale                      1,054,103              12,786
    Messr Langton                   1,054,103              12,786
    Messr Saunders                  1,054,103              12,786
    Messr Van Benschoten            1,054,103              12,786
    Dr. Gruber                      1,054,103              12,786
    Dr. Herring                     1,054,103              12,786


2.  To approve the New Investment Advisory Agreement with Bankers Trust Company.

                            For                 Against           Abstain
                         ---------              -------           -------
                         1,053,685              12,786              418


3.  To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.

                            For                 Against           Abstain
                         ---------              -------           -------
                         1,053,685              12,786              418


4. To approve the New Investment Sub-advisory Agreement with Bankers Trust Company.

                            For                 Against           Abstain
                         ---------              -------           -------
                         1,053,685              12,786              418


5. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.

                            For                 Against           Abstain
                         ---------              -------           -------
                         1,066,889                --                 --

[Graphic Omitted]Bankers Trust
                    Architects of Value


For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                               BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Intermediate Tax Free Fund                                 CUSIP #055922801
BT Investment Funds                                        467ANN (9/99)


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101